SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                        [ X ] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14A-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                   [ ] Soliciting Material Pursuant to 14a-12

                       Information Architects Corporation
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies: N/A

2) Aggregate number of securities to which transaction applies: N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4) Proposed maximum aggregate value of transaction: N/A

5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is off set as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: N/A

2) Form, Schedule or Registration Statement No.: N/A

3) Filing Party: N/A

4) Date Filed: N/A

November 30, 2001

To our Stockholders:

A Special Meeting of Stockholders of Information Architects Corporation will be held on Wednesday, December 19, 2001 at 3:30 p.m., local time, at Information Architects' offices located at 4064 Colony Road, Charlotte, North Carolina, to:

o approve an amendment to our Certificate of Incorporation effecting a one-for-five reverse split of our common stock;

o approve the sale of securities of Information Architects constituting up to 40% of our outstanding common stock or convertible into as much as 40% of our outstanding common stock;

o approve an amendment to our stock option plan to increase the number of shares of common stock that may be issued under our plan from 800,000 to 4,000,000 shares after giving effect to the proposed reverse split (such amendment to our stock option plan to be contingent upon the approval by stockholders, and implementation, of the reverse split); and

o approve an amendment to our employee stock purchase plan to increase the number of shares available for purchase under such plan from 200,000 to 1,000,000 shares (or from 40,000 to 200,000 shares after giving effect to the proposed reverse split).

It is important that each and every stockholder take the time now to participate in the voting and approval process, regardless of whether or not you plan to attend the meeting in person. I, Robert F. Gruder, personally believe it is crucially important to the future of Information Architects that we obtain the necessary number of stockholder votes in favor of these critical proposals to assure their adoption. The proposal to effect a one-for-five reverse split of our common stock is critical to Information Architects' continued listing on The Nasdaq National Market. In addition, the proposal to sell the securities of Information Architects in an amount equal to up to or convertible into as much as 40% of our common stock or voting power is also critical because its approval will give Information Architects the flexibility it needs to enter into new transactions or seek additional financing for operations. Finally, the amendments to our stock option plan and employee stock purchase plan will aid us in our ability to attract and retain skilled and dedicated employees.

Thank you for your ongoing support and continued interest in Information Architects Corporation.


Sincerely yours,
/s/ Robert F. Gruder
Robert F. Gruder
Chief Executive Officer
and Chairman of the Board

IA LOGO


Information Architects Corporation 4064 Colony Road Charlotte, NC 28211 704.365.2324

INFORMATION ARCHITECTS CORPORATION
4064 Colony Road
Charlotte, NC 28211


---------------------


NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on Wednesday, December 19, 2001


---------------------


A Special Meeting of Stockholders of Information Architects Corporation will be held at Information Architects' offices located at 4064 Colony Road, Charlotte, North Carolina on Wednesday, December 19, 2001 at 3:30 p.m., local time. At the meeting, stockholders will act on the following matters:

1. Approval of an amendment to Information Architects' Certificate of Incorporation effecting a one-for-five reverse split of Information Architects' common stock;

2. Approval of the proposed sale of Information Architects' securities constituting up to 40% of the outstanding common stock of Information Architects or convertible into 40% of the outstanding common stock of Information Architects or having 40% of the voting power;

3. Approval of an amendment to the Alydaar Software Corporation Omnibus Stock Plan (the "1994 Plan") to increase the number of shares of common stock that may be issued under such plan from 800,000 to 4,000,000 shares after giving effect to the proposed reverse split, such amendment to the 1994 Plan to be contingent upon the approval by stockholders, and implementation, of the reverse split;

4. Approval of an amendment to the Information Architects'1997 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of common stock available for purchase under such plan from 200,000 to 1,000,000 shares (or from 40,000 to 200,000 shares after giving effect to the proposed reverse split); and

5. Any other business that may properly come before the meeting or any adjournment of the meeting.

Stockholders of record at the close of business on November 30, 2001 are entitled to vote. A list of the Stockholders entitled to vote at the Special Meeting will be open to the examination of any Stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of 10 days prior to the meeting, at our office listed above.

Stockholders are cordially invited to attend the Special Meeting. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present in person at the meeting, kindly sign, date and return the enclosed proxy card to make certain that your shares will be represented.


By order of the
Board of Directors,

/s/ ____________

J. Wayne Thomas
Chief Financial Officer
and Secretary

Charlotte, NC
November 30, 2001

TABLE OF CONTENTS

General Information about the Special Meeting..............................3
Amendment to Certificate of Incorporation..................................7
Approval of the Possible Sale of Information Architects' Securities.......12
Approval of an Amendment to the 1994 Plan.................................14
Approval of an Amendment to the Purchase Plan.............................17
Stock Ownership Information...............................................19
Additional Information....................................................19



--------------------------------------------------------------------------------



PLANNING TO ATTEND THE MEETING

If you plan to attend the meeting and are a record holder, please check the appropriate box on the enclosed proxy card. If your shares are held for you in the name of the broker or other nominee, which is commonly referred to as holding shares in "street name," please bring a statement from your broker showing your holdings. Proof of ownership or proxy authority may be required by Information Architects for admittance to the meeting. The meeting facility is handicap accessible. If you require any special arrangements, please call us at 704-365-2324.

PROXY STATEMENT - - SPECIAL MEETING OF STOCKHOLDERS

This proxy statement contains information about a Special Meeting of Stockholders of Information Architects Corporation. The meeting is scheduled to be held on Wednesday, December 19, 2001, beginning at 3:30 p.m., local time, at Information Architects' offices located at 4064 Colony Road, Charlotte, North Carolina.

This proxy statement is furnished in connection with the solicitation of proxies by Information Architects' Board of Directors to be used at the Special Meeting and at any adjournment thereof.

This proxy statement and the accompanying proxy are first being sent to Stockholders on or about November 30, 2001.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

What is the purpose of the special meeting?

At the special meeting, stockholders will vote upon:

1. a proposed amendment to Information Architects' Certificate of Incorporation effecting a one-for-five reverse stock split;

2. a proposal to sell its securities in an amount equal to up to 40% of the outstanding common stock of Information Architects or 40% of the voting power, to investors from time to time or in any single transaction, as determined by the Board of Directors;

3. a proposed amendment to the 1994 Plan to increase the number of shares of common stock that may be issued under such plan from 800,000 to 4,000,000 shares after giving effect to the proposed reverse split, such amendment to the 1994 Plan to be contingent upon the approval by stockholders and implementation of the reverse split; and

4. a proposed amendment to the Purchase Plan to increase the number of shares of common stock available for purchase under such plan from 200,000 to 1,000,000 shares (or from 40,000 to 200,000 shares after giving effect to the proposed reverse split).

Are there other matters to be voted on at the meeting?

The Board of Directors does not know of any other matters which may come before the meeting. North Carolina law and Information Architects' bylaws impose limitations on the ability to present business items at a special meeting if those items were not included in the notice of special meeting. Accordingly, except for procedural matters incidental to the conduct of the meeting, it is not expected that any other matters will come before the meeting. If any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment.

Who can vote at the meeting?

In order to vote, you must have been a stockholder of record at the close of business on November 30, 2001 (which is referred to as the "record date"). If your shares are owned of record in the name of a broker or other nominee, you should follow the voting instructions provided by your nominee.

On the record date, there were issued and outstanding _______________ shares of Information Architects' common stock, par value $0.001 per share, and _________ shares of Information Architects' Series A Preferred Stock. Each share of common stock is entitled to one vote on each matter to be voted upon and each share of preferred stock is entitled to [5/7's of the number of common stock into which each preferred share may be converted as of November 30, 2001] votes on each matter to be voted on. The common stock and the Series A Preferred Stock will vote as a single class on all matters to be voted upon.

How do I vote?

You may vote by completing and returning the enclosed proxy or by voting in person at the meeting. Regardless of what means you use to cast your vote, your proxy will be voted in accordance with your instructions. If you do not specify a choice, your proxy will be voted "FOR" proposals 1, 2, 3 and 4 described in the accompanying notice and the proxy statement and in the discretion of the proxy holders as to other matters that may properly come before the meeting.

Your Vote Is Important. Whether or not you plan to attend the meeting, please take the time to vote. Please take a moment to read the instructions and cast your vote as soon as possible.

You may vote by completing and returning the enclosed proxy card. You may revoke the proxy at any time before its exercise by delivering a written revocation or subsequently dated proxy to the Secretary of Information Architects or by voting in person at the meeting. The last vote you submit chronologically will supersede your prior vote(s).

If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be at the meeting. Attendance at the meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the meeting, we encourage you to submit your proxy in advance to ensure the representation of your shares at the meeting.

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of the holders of a majority of the shares of common stock and Series A Preferred Stock holding shares which constitute a majority of the votes on the record date and entitled to vote, which is at least __________ votes.

Shares of common stock and Series A Preferred Stock represented in person or by proxy (including shares that abstain or do not vote with respect to the matter to be voted upon) will be counted for purposes of determining whether a quorum exists.

If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required to approve the reverse stock split, the sale of Information Architects' securities and the amendments to the 1994 Plan and the Purchase Plan?

The affirmative vote of a majority of the votes voted at the meeting is required to approve the amendment to the Certificate of Incorporation effecting the reverse stock split, the sale of Information Architects' securities and the amendments to the 1994 Plan and the Purchase Plan.

How will votes be counted?

Shares that (i) abstain from voting on a particular matter or (2) are held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote on a particular matter ("broker no-votes") will be voted in favor of that matter.

PROPOSAL ONE

AMENDMENT TO CERTIFICATE OF INCORPORATION EFFECTING A ONE-FOR-FIVE REVERSE STOCK SPLIT OF INFORMATION ARCHITECTS' COMMON STOCK

The Board of Directors believes the adoption of the proposed amendment is in the best interests of Information Architects and its stockholders and recommends that you vote FOR this proposal.

Information Architects' Board of Directors has adopted a resolution approving and recommending to Information Architects' stockholders for their approval, a proposal to amend Information Architects' Certificate of Incorporation to effect a one-for-five reverse stock split of Information Architects' outstanding shares of common stock. If the reverse stock split is approved by the stockholders and implemented, each five shares of Information Architects' common stock outstanding on the effective date of the reverse stock split will be automatically changed into and become one share of Information Architects' new common stock. Any resulting fractional share amounts would be paid in cash.

The reverse stock split will not change the current per share par value of Information Architects' common stock or change the current number of authorized shares of common stock. The effective date of the reverse stock split will be selected by the Board of Directors and is currently expected to be at 5:00 p.m., eastern time, on December 28, 2001.

Reasons for the Reverse Stock Split

The Board of Directors reviewed Information Architects' current business and financial performance and the recent trading range of Information Architects' common stock. The Board determined that a reverse stock split was desirable in order to achieve the following benefits, each of which is described below in more detail:

o facilitate the continued listing for quotation on the Nasdaq National Market when the Nasdaq moratorium on the minimum bid price requirement for continued listing expires on January 2, 2002;

o encourage greater investor interest in Information Architects' common stock by making the stock price more attractive to the many investors, particularly institutional investors, who refrain from investing in lower-priced stocks; and

o reduce trading fees and commissions incurred by stockholders, since these costs are based to a significant extent on the number of shares traded.

Facilitate continued listing on the Nasdaq National Market. One of the Nasdaq National Market's continued listing requirements is that the closing bid price of a company's common stock for any consecutive 30 trading day period may not remain below $1.00 per share. If a company's average closing bid price does fall below the $1.00 level for more than 30 consecutive days, the Nasdaq National Market gives the company notice of this event and a period of time at the end of which it must raise its average per share closing price back above the required minimum level. If the company's average per share closing price is not at least $1.00 by the end of this cure period, then the company would be delisted from the Nasdaq National Market.

As of November 9, 2001, the closing price of Information Architects' common stock was $0.46 per share, the consecutive 30 trading day average per share closing price was $0.5797, and the 52-week trading range was $0.4000 to $5.4063.

In response to the extraordinary market conditions following the terrorist attacks on September 11, 2001, Nasdaq issued a press release, dated September 27, 2001, announcing that it was implementing an across the board moratorium on the minimum bid price and public float requirements for continued listing. Nasdaq's moratorium will suspend these requirements until January 2, 2002.

Notwithstanding the fact that Nasdaq has implemented this moratorium, the Board believes the interests of the stockholder would be best served if Information Architects is able to focus on strategic decisions designated to improve Information Architects' long-term performance, without needing to have undue concern about whether any general market factors beyond Information Architects' control, may keep the average per share closing price below the $1.00 threshold.

Encourage greater investor interest in Information Architects' common stock. The Board of Directors believes that the reverse stock split will encourage greater interest in Information Architects' common stock by the investment community. The Board of Directors believes that the current market price of Information Architects' common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low-priced stocks. If effected, the reverse stock split would reduce the number of outstanding shares of Information Architects' common stock, and the Board of Directors anticipates that the trading price of Information Architects' common stock would increase. The Board of Directors believes that raising the trading price of Information Architects' common stock will increase the attractiveness of Information Architects' common stock to the investment community and possibly promote greater liquidity for Information Architects' existing stockholders.

Reduce trading fees and commissions incurred by stockholders. Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of Information Architects' common stock, in the absence of the reverse stock split, may continue to result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the stock price was substantially higher. This factor may further limit the willingness of institutions to purchase Information Architects' common stock at its current market price.

Information Architects' Board of Directors also took into consideration a number of negative factors associated with reverse stock splits, including: the negative perception of reverse stock splits held by many investors, analysts and other stock market participants; the fact that the stock price of some companies that have recently effected reverse stock splits has subsequently declined back to pre-reverse stock split levels; and the costs associated with holding the special meeting of stockholders and implementing the reverse stock split. In addition, if the amendment to the 1994 Plan is not approved, Information Architects may not be able to offer option grants for a larger absolute number of shares which aids employee retention and recruitment. However, if the amendment to the 1994 Plan is approved, Information Architects will be able to offer the same absolute number of shares despite the smaller number of shares outstanding, resulting in employee increasing their net ownership of Information Architects' outstanding common stock through grants under the 1994 Plan. The Board, however, determined that these negative factors were outweighed by the intended benefits described above.

There can be no assurance that the reverse stock split will result in the benefits described above. Specifically, there can be no assurance that the market price of Information Architects' common stock immediately after the effective date of the proposed reversed stock split would be maintained for any period of time or that such market price would approximate five times the market price of Information Architects' common stock before the reverse stock split. There can also be no assurance that the reverse stock split will not further adversely impact the market price of Information Architects' common stock. In addition, it is possible that the liquidity of Information Architects' common stock will be adversely affected by the reduced number of shares outstanding after the reverse stock split.

Implementation and Effects of the Reverse Stock Split

If the stockholders approve the reverse stock split at the meeting and the reverse stock split is implemented, the first paragraph of Section 2 of Information Architects' Restated Articles of Incorporation will be amended by filing a Certificate of Amendment which adds the following new first paragraph to Section 2:

"2. That, effective as of 5:00 p.m., eastern time, on the filing date of these Amended and Restated Articles of Incorporation (the "Effective Time"), a one-for-five reverse stock split of the Corporation's common stock shall become effective, pursuant to which each five shares of common stock outstanding and held of record by each stockholder of the Corporation immediately prior to the Effective Time shall be reclassified and combined into one share of common stock automatically and without action by the holder thereof upon the Effective Time and shall represent one share of common stock from and after the Effective Time. No fractional shares of common stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the common stock as determined by the Board of Directors of the Corporation."

The Reverse Stock Split, if approved by stockholders and implemented by the Board of Directors, in its discretion, will become effective upon the filing with the Secretary of State of North Carolina the Amended and Restated Articles of Incorporation in substantially the form attached to the Proxy Statement as Appendix A.

As a result of the reverse stock split, each five shares of Information Architects' common stock outstanding on the effective date of the reverse stock split (the "old common stock") will be automatically changed into and become one share of Information Architects' common stock (the "new common stock").

Information Architects will not issue fractional shares in connection with the reverse stock split. Any stockholder who otherwise would be entitled to receive fractional shares because the number of shares of common stock he holds is not evenly divisible by five will be entitled, upon surrender to Information Architects' transfer agent of certificates representing such shares, to cash payments (without interest) in lieu of the fractional shares to which the stockholder would otherwise be entitled. The amount of cash to be paid in lieu of issuing fractional shares of common stock will be based on the Nasdaq National Market during regular trading hours during the five trading days immediately preceding the effective date of the reverse stock split. The Board has determined that such average represents the fair market value of the common stock as of the effective date. Except for the right to receive the cash payment in lieu of fractional shares, stockholders, will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

The old common stock is currently registered under the Securities Exchange Act of 1934 (the "Exchange Act") and Information Architects is subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of Information Architects' common stock under the Exchange Act or the listing of Information Architects' common stock on the Nasdaq National Market. Following the reverse stock split, Information Architects' common stock will continue to be registered under the Exchange Act and will continue to be listed on the Nasdaq National Market under the symbol "IARC", subject to Information Architects' continued satisfaction of the Nasdaq National Market listing requirements.

Proportionate voting rights and other rights of the holders of Information Architects' common stock will not be affected by the reverse stock split, other than as a result of the elimination of fractional shares. For example, a holder of 2.0% of the voting power of the outstanding shares of old common stock immediately prior to the effective date of the reverse stock split continue to hold approximately 2.0% of the voting power of the outstanding shares of new common stock after the reverse stock split.

The number of authorized shares of Information Architects' common stock, which currently is 50,000,000, will not be reduced as a result of the reverse stock split. Consequently, the number of authorized but unissued shares of common stock will increase as a result of the reverse stock split. The issuance of such authorized but unissued shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of outstanding common stock. Although not a factor in the decision of the Board of Directors to propose the reverse stock split, the increased number of authorized and unissued shares of common stock could be used by the Board of Directors as an anti-takeover defense. The Board's decision to adopt and recommend the reverse stock split was not in response to, a component of, or in contemplation of, any transaction involving a change of control.

The par value of Information Architects' common stock will remain at $0.001 per share following reverse stock split. Consequently, the aggregate par value of the issued common stock will be reduced.

The rights and privileges of the holders of the shares of common stock will be unaffected by the reverse stock split.

If approved, the reverse stock split may result in some stockholders owning "odd lots" of less than 100 shares of new common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

As of November 9, 2001, Information Architects had 32,438,328 shares of common stock issued and outstanding. If the reverse stock split is approved and implemented, Information Architects would have approximately 6,487,665 shares of common stock issued and outstanding. The actual number of shares outstanding after the reverse split will be less than the number determined by dividing the number of outstanding shares prior to the reverse split by five due to the cash out of fractional shares. [Note: Cash out must be less than 1% of market value]

As of November 9, 2001, there were outstanding options to purchase shares under the 1994 Plan relating to an aggregate of 2,218,150 shares of common stock. All of the outstanding options include provisions for adjustments in the number of shares covered thereby, and the exercise price thereof, in the event of a reverse stock split by appropriate action of the compensation committee of the Board of Directors. If the proposed one-for-five reverse split is approved and effected, each of the outstanding options would thereafter evidence the right to purchase 20% of the shares of common stock previously covered thereby and the exercise price per share would be five times the previous exercise price.

Proportional adjustments will also be made to the conversion rate for the Series A Preferred Stock. As of November 9, 2001, each share of the Series A Preferred Stock was convertible into 10 shares of common stock. If the reverse stock split is approved and implemented, the conversion price for the Series A Preferred Stock will remain the same, and the number of shares of common stock into which each share of Series A Preferred Stock is convertible will be divided by five. After giving effect to the reverse split and such adjustment to the conversion of the Series A Preferred Stock, each share of the Series A
Preferred Stock, as of that date, would have been convertible into 2 shares of common stock.

As of November 9, 2001, Information Architects had 95,500 shares of Series A Preferred Stock issued and outstanding, which were convertible into 955,000 shares of common stock. After giving effect to the reverse stock split, those shares of Series A Preferred Stock would be convertible into 191,000 shares of common stock.

As of November 9, 2001, there were outstanding warrants relating to an aggregate of 892,073 shares of common stock (not including warrants for the purchase of Series A Preferred Stock which is convertible into common stock). All of the outstanding warrants include provisions for adjustments in the number of shares covered thereby, and the exercise price thereof, in the event of a reverse stock split. If the proposed one-for-five reverse split is approved and effected, each of the outstanding warrants would thereafter evidence the right to purchase 20% of the shares of common stock previously covered thereby and the exercise price per share would be five times the previous exercise price. After giving effect to the proposed one-for-five reverse split, the outstanding warrants will relate to an aggregate of 178,414 shares of common stock and the relevant exercise price will increase accordingly.

As of November 9, 2001, there were outstanding warrants relating to an aggregate of 16,572 shares of Series A Preferred Stock of Information Architects which Series A Preferred Stock is convertible into 165,720 shares of common stock (or 33,144 shares of common stock after giving effect to the proposed reverse split). If the proposed one-for-five reverse split is approved and effected, the amount of preferred shares and the exercise price of the Series A Preferred Stock, upon exercise of the warrants, will remain the same. The conversion rate for this Series A Preferred Stock into common stock will be divided by five to account for the reverse stock split.

Notwithstanding the receipt of stockholder approval for the reverse stock split, the Board of Directors retains the authority, at any time prior to the filing of the Certificate of Amendment with the Secretary of State of the State of North Carolina, to abandon the proposed Certificate of Amendment and not effect the reverse stock split.

If stockholders approve the reverse stock split at the meeting, unless the Board elects to abandon the reverse stock split, the reverse stock split will become effective on the date the Certificate of Amendment is filed with the Secretary of State of the State of North Carolina. The Board currently expects that the reverse stock split will be effective at 5:00 p.m. on Friday, December 28, 2001 and that Monday, December 31, 2001 will be the first day of trading for the new common stock. Unless the Board elects to abandon the reverse stock split, the reverse stock split will be effected not later than March 31, 2002.

Under North Carolina law, stockholders are not entitled to dissenters' rights with respect to the reverse stock split.

Exchange of Stock Certificates Following Implementation of the Reverse Stock
Split

If the reversed stock split is approved and implemented, stockholders will be required to exchange their stock certificates representing old common stock for new certificates representing new common stock. Stockholders of record on the effective date of the reversed stock split will be furnished the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by American Stock Transfer and Trust Company, Information Architects' transfer agent. Stockholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates. As soon as practicable after the effective date, the transfer agent will send a letter of transmittal to each stockholder advising of the procedure for surrendering certificates representing shares of old common stock in exchange for new certificates representing ownership of new common stock.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM THE TRANSFER AGENT.

As soon as practicable after the surrender to the transfer agent of any certificate which represents shares of old common stock, together with a duly executed letter of transmittal and any other documents the transfer agent may require you to provide, the transfer agent shall deliver to the person in whose name the certificate for old common stock had been issued certificates registered in the name of such person representing the appropriate number of shares of new common stock. Each certificate representing shares of new common stock will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of old common stock held prior to the reverse stock split.

Any certificate held by you prior to the reverse stock split which represented shares of old common stock shall be deemed at and after the effective date of the reverse stock split to represent the number of full shares of new common stock and the right to receive cash for the fair value of any fractional shares. Until you have surrendered your stock certificates for exchange, you will not be entitled to receive any dividends or other distributions that may be declared and payable by Information Architects to holders of record of common stock.

If your certificate for old common stock has been lost, destroyed or stolen, you will be entitled to receive a certificate representing the shares of new common stock into which your shares of old common stock are to be converted upon compliance with Information Architects or the transfer agent's procedures for issuing replacement certificates when original certificates are lost, stolen or destroyed.

Federal Income Tax Consequences

The following description of the material federal income tax consequences of the reverse stock split is based upon the Internal Revenue Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect. Information Architects has not sought and will not seek an opinion of counsel or a ruling from Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (for example, foreign persons, dealers in securities, tax-exempt organizations broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

In general, the federal income tax consequences of the proposed reverse stock split will vary among stockholders depending upon whether they receive cash for their fractional shares or solely new common stock in exchange for old common stock. Information Architects believes that because the reverse stock split is not part of a plan to increase any stockholder's proportionate interest in Information Architects' assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects:

o A stockholder who receives solely new common stock will not recognize gain or loss on the exchange. In the aggregate, such a stockholder's basis in the new common stock will equal the stockholder's basis in the old common stock.

o A stockholder who receives cash in lieu of fractional shares of Information Architects' common stock will be treated as if such fractional shares had been issued to the stockholder and then redeemed by Information Architects for cash, as provided by Section 302(a) of the Internal Revenue code. Such distribution will be taxed as either a dividend or exchange to each stockholder, depending on that stockholder's particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. In that case, in the aggregate, such a stockholder's basis in the new common stock will equal the stockholder's basis in the old common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash.

o Information Architects will not recognize any gain or loss as a result of the reverse stock split.

PROPOSAL TWO

APPROVAL OF THE POSSIBLE SALE OF INFORMATION ARCHITECTS' SECURITIES CONSTITUTING UP TO OR CONVERTIBLE INTO AS MUCH AS 40% OF THE OUTSTANDING COMMON STOCK OF INFORMATION ARCHITECTS

The Board of Directors believes the adoption of the proposed amendment is in the best interests of Information Architects and its stockholders and recommends that you vote FOR this proposal.

Information Architects' Board of Directors has adopted a resolution approving and recommending that the Information Architects' stockholders approve the potential sale of Information Architects' securities constituting up to or convertible into as much as 40% of the outstanding common stock of Information Architects or having up to 40% of the voting power. If the proposal is approved, the Board of Directors will have the discretion to enter into arrangements to sell the common stock or other securities of Information Architects, and the Board of Directors will determine the terms of the securities, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and any similar matters. The amount of common stock the Board of Directors will be able to sell in a single plan of financing will be as much as 40% of the outstanding stock of Information Architects prior to the sale of the common stock. In addition, the Board of Directors is requesting the authority of the stockholders to sell convertible securities which may be converted into as much as 40% of the outstanding common stock of Information Architects. Whether the Board of Directors sells common stock, securities convertible into common stock or other securities, the stockholders are being asked to approve the sale of up to 40% of the voting power before the issuance of the securities.

General

Information Architects may require additional working capital to support its operations. In an effort to meet capital requirements, the Board of Directors proposes to sell securities of Information Architects constituting up to 40% of the outstanding common stock of Information Architects or convertible into as much as 40% of the outstanding common stock of Information Architects to investors in a single plan of financing or from time to time on an as needed basis. Information Architects might issue common stock, warrants to purchase its common stock or new series of preferred stock or other securities also convertible into its common stock, or a combination of any of these securities (collectively, the "securities"), all as determined by Information Architects' Board of Directors. The sale and issuance or potential issuance of the common stock or securities convertible into common stock will not exceed 40% of the total outstanding common stock or 40% of the voting power of Information Architects' stock before the issuance.

Nasdaq Marketplace Rule 4350(i) requires stockholder approval prior to the sale or issuance or potential issuance of securities equal to 20% or more of the common stock (or securities convertible into common stock) or 20% or more of the voting power before the issuance of the sale price if the price of the securities is less than the greater of the book or market value of the securities. In order to comply with the possible application of this Nasdaq rule and to provide the flexibility of Information Architects to meet capital requirements, Information Architects is seeking stockholder approval for the issuance and sale of securities in an amount up to or convertible into 40% of the total outstanding common stock or 40% of the voting power.

The price at which Information Architects would sell the securities, if any, will be negotiated by Information Architects and any investors, and the price may be less than the market price for Information Architects' common stock as reported on the Nasdaq National Market or any other market on which the common stock of Information Architects is listed. The conversion price, if any, at which preferred stock or any other security convertible into common stock could convert into common stock, and the exercise price of any warrants convertible into common stock may also be less than the market price of the common stock.

The sale of securities, if consummated, would be likely to result in a significant increase in the number of shares of securities of Information Architects, consisting either of common stock or securities convertible into or exercisable for common stock. Stockholders should consider the following possible effects of the potential sale of securities:

o upon the issuance of shares of common stock or the conversion into shares of common stock of any convertible securities sold to any investors, the current stockholders will own a smaller percentage of the outstanding common stock of Information Architects;

o if preferred stock or another senior security is sold to any investor, the holders of the shares of such preferred stock or senior security may: (i) have a claim against Information Architects' assets that is senior to the holders of the common stock in the event of Information Architects' liquidation or bankruptcy, (ii) be entitled to payment of dividends which takes priority over the payment of dividends, if any, to the holders of Information Architects' common stock or (iii) have other substantial rights and preferences; and

o potential dilution in the market price of Information Architects' shares as a result of the issuance of shares of common stock at prices below the current market price.

On November 9, 2001, there were 32,438,328 shares of Information Architects' common stock issued and outstanding. If the proposed sale of securities is approved and the Board of Directors elects to sell only common stock, the total number of shares of common stock which could be issued is 12,975,331 (or 2,595,066 after giving effect to the reverse stock split, if approved), which is 40% of the outstanding common stock of Information Architects. Without the further approval of the stockholders, Information Architects would not be able to sell more than 40% of the common stock outstanding as of the date of the sale. Consequently, if stockholders approve the proposed sale of securities, the existing holders of Information Architects' common stock could face substantial dilution of their voting power and percentage ownership in Information Architects.

For example, if the Board of Directors elected to issue 40% of the outstanding common stock of Information Architects, the interest of an existing stockholder holding 2% of the common stock would be diluted and he would only own approximately 1.43% of the outstanding common stock after the issuance of the common stock.

Manner of Sale

Information Architects may sell the securities through agents, underwriters, dealers or directly to purchasers. Information Architects will receive the proceeds from the sale of the securities, less any commissions or other selling expenses of agents, underwriters or dealers.

PROPOSAL THREE

APPROVAL OF AN AMENDMENT TO THE 1994 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UNDER SUCH PLAN

The Board of Directors believes the adoption of the proposed amendment is in the best interests of Information Architects and its stockholders and recommends that you vote FOR this proposal.

Information Architects' Board of Directors has adopted a resolution approving and recommending to Information Architects' stockholders for their approval, a proposal to amend the 1994 Plan to increase the total number of shares of common stock reserved for issuance under the 1994 Plan, contingent upon the approval and implementation of the reverse stock split. If the proposed amendment to the 1994 Plan is approved by the stockholders and the reverse stock split is approved and implemented, the total number of shares reserved for issuance under the 1994 Plan will be increased from 4,000,000 to 20,000,000 (without giving effect to the reverse stock split) or from 800,000 to 4,000,000, after giving effect to the reverse stock split. As of November 9, 2001, only 1,143,200 shares are available for issuance under the 1994 Plan (or 228,640 shares after giving effect to the reverse stock split).

In 1994, Information Architects adopted the 1994 Plan to issue options to purchase Information Architects' common stock. The 1994 Plan was adopted to enable Information Architects to attract and retain skilled and dedicated employees and to offer, as an incentive to employees and officers who render services for Information Architects, the opportunity to share in the future growth of Information Architects. Under the 1994 Plan, 375,000 shares of Information Architects' common stock were originally reserved for issuance upon the exercise of options. Stockholders ratified the increase from 375,000 shares to 1,000,000 shares and approved the increase from 1,000,000 shares up to 2,000,000 shares available under the 1994 Plan in May 1998. Also in May 1998, in conjunction with the approval of an increase of total authorized shares, stockholders approved an increase in the number of shares available under the 1994 Plan to 3,000,000 shares. In May 2001, the stockholders approved the increase from 3,000,000 to 4,000,0000 shares available under the 1994 Plan. Stockholders are now being requested to approve an increase in the number of shares available under the 1994 Plan to 4,000,000 shares from 800,000 shares, after giving effect to the reverse stock split, if the reverse stock split is approved and implemented.

Summary of the 1994 Plan

The 1994 Plan authorizes grants of Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, and other stock and stock-based awards (the "Awards"). Awards may be granted singly, in tandem, or in combination with other Awards. All Awards granted under the 1994 Plan are subject to separate Award Agreements outlining the specific terms and conditions of the award. Each Award Agreement is governed by the terms of the 1994 Plan.

The 1994 Plan authorizes a Committee appointed by the Board of Directors (the "Committee") to administer its terms. The 1994 Plan authorizes the Committee to grant Awards to any salaried employees of Information Architects, including its directors. A salaried employee is eligible for awards under the 1994 Plan only if the Committee designates the employee as eligible for an Award. The 1994 Plan grants the Committee the discretion to determine which employees and directors will receive Awards, the types of Awards to be made, and the terms, conditions and limitations applicable to the Awards. A member of the Committee may not be an employee of Information Architects and must not have received an Award during the one year period prior to service on the Committee.

The 1994 Plan authorizes grants of Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NSOs"). A stock option is a right to purchase shares of Information Architects' common stock at a specified price at a specified time. However, the exercise price of an ISO may not be less than the fair market value per share of the Information Architects' common stock on the date the ISO is granted. The exercise price of an NSO may be below fair market value per share of Information Architects' common stock on the date the NSO is granted. Payment of the exercise price of the stock options shall be made in cash, or, at the discretion of the Committee, in whole or in part, in shares of Information Architects' common stock or through another form of payment approved by the Committee. ISOs are subject to the following additional limitations: (1) the aggregate fair market value (determined at the time the option is granted) of stock with respect to which ISOs are exercisable for Information Architects, its parent or subsidiary) shall not exceed $100,000, (2) if the individual to whom the ISOs were granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of Information Architects, then
(A) the option price at the time of grant may not be less than 110% of the fair market value per share for such common stock, and (B) the option period must be no more than five years from the date of grant, and (3) the ISO may not be exercised after the expiration of ten (10) years from the date the option is granted.

Unless otherwise determined by the Committee or by other provisions of the 1994 Plan, upon the granting of any option, such option may be immediately exercisable with respect to 100% of the shares, subject to the option. The Committee, may, in its discretion, however, (1) provide for the holding of such shares of Common Stock in escrow for a period not exceeding five years, or (2) impose other restrictions to the vesting of any option or the vesting of any shares of Common Stock that an employee receives upon exercise of any option; provided that any and all such restrictions shall lapse if there is a sale of
(A) substantially all of the assets or (B) 50% or more of the voting securities of Information Architects (excluding, for this purpose, Information Architects' stock sold in a primary or secondary public offering). Any restrictions on the Board or the Committee imposes on an option pursuant to this paragraph shall be specified in the Stock Option Award Agreement governing such option.

The 1994 Plan authorizes grants of Stock Appreciation Rights ("SARs"). A SAR is a right to receive, upon surrender of the right, but without payment, an amount payable in cash and/or shares of Information Architects' common stock under the terms determined by the Committee. SARs may be granted in tandem, with part or all of, in addition to, or independent of stock options or any other Awards. The amount payable in cash and/or shares of Information Architects' common stock is equal in value to a percent of the amount by which the fair market value per share on the exercise date exceeds the exercise price of the SAR. The Committee determines the applicable percent. The amount payable in shares of the Information Architects' common stock, if any, is determined with reference to the fair market value on the date of exercise. To date, no SARs have been issued under the 1994 Plan.

The 1994 Plan authorizes grants of awards of Restricted Stock. Restricted Stock shares are subject to the terms, conditions and restrictions deemed appropriate by the Committee. Among other restrictions, the Committee may impose restrictions upon the sale, assignment, transfer, or other disposition of Restricted Stock and the requirement of forfeiture upon termination of employment under certain specified conditions. The restrictions may lapse or be waived upon terms established by the Committee (such as the employee's continued employment until a certain date after the grant of the Restricted Stock). The recipient of Restricted Stock has all the rights of stockholders of Information Architects, including the right to vote and the right to receive any cash or stock dividends on the Restricted Stock.

The 1994 Plan authorizes grants of Performance Awards based upon terms and conditions that are consistent with the purposes of the 1994 Plan and deemed appropriate by the Committee. Performance Awards are awards which are contingent upon the performance of all or a portion of Information Architects or which are contingent upon the individual performance of the recipient. The Committee determines the performance measurements and criteria for Performance Awards.

The 1994 Plan authorizes the grant of other stock and stock-based awards including, but not limited to, awards pursuant to which shares of Information Architects' common stock are or may be acquired in the future, awards denominated in stock units, securities convertible into shares of Information Architects' common stock, and dividend equivalents. The terms and conditions of these awards must be consistent with the terms and purposes of the 1994 Plan and are determined by the Committee.

Any unexercised or undistributed portion of the terminated, expired, exchanged or forfeited Awards or Awards settled in cash in lieu of shares shall again be available under the 1994 Plan.

All Awards granted by the Committee under the 1994 Plan are subject to separate Award Agreements which specify the number of shares of Information Architects' common stock subject to the grant and other terms and conditions of the award. Award Agreements must include the following: (1) a provision indicating that the award granted shall not be transferred except by will or by the laws of descent and distribution and that the award shall only be exercised by the recipient during the lifetime of the recipient (or by the recipient's guardian or legal representative); (2) provisions describing the treatment of the award in the event of the recipient's termination of employment, retirement, death or disability; (3) provisions describing the limitations upon the recipient's stockholder rights; (4) a provision requiring the appropriate tax withholding from the amounts paid in satisfaction of the award granted; and (5) provisions regarding grants to any person who is subject to Section 16 of the Exchange Act.

The Committee may make appropriate adjustments in the number, kind, price and value of the shares of Common Stock authorized by the 1994 Plan and adjustments to outstanding Awards it deems appropriate to prevent the dilution or enlargement of rights upon changes in capitalization of Information Architects. Changes in capitalization of Information Architects includes any of the following events: (1) reorganization; (2) recapitalization, (3) stock split; (4) stock dividend, (5) exchange of stock, (6) combination of stock, merger, consolidation, (7) any other change in corporate structure of Information Architects affecting the common stock, (8) a sale by Information Architects any of all or a significant part of its assets, or (9) any distribution to its stockholders other than a normal cash dividend.

In the event of a Change in Control, the 1994 Plan authorizes the Committee to recommend that Board of Directors take any of the following actions with respect to Awards granted under the 1994 Plan: (1) accelerate time periods for purposes of vesting, (2) offer to purchase outstanding Awards for an equivalent cash value, or (3) make adjustments or modifications to outstanding Awards. Any such action approved by the Board of Directors shall be binding upon Information Architects and participants in the 1994 Plan. The 1994 Plan defines "Change in Control" as the earliest date upon which any of the following occurs: (1) an individual, entity or group (other than Robert F. Gruder or Kevin B. Kimberlin or any of their affiliates) acquires, other than directly from Information Architects, beneficial ownership of 20% or more of the outstanding common stock or voting power of Information Architects or (2) the persons who were directors of Information Architects 30 days after the effective date of the 1994 Plan and the persons who were directors due to their election or nomination by Information Architects stockholders shall cease to constitute a majority of the Board.

Information Architects may, at any time, alter, suspend or terminate the 1994 Plan and any or all Award Agreements under the 1994 Plan. Information Architects may not, without further approval of the Stockholders, (1) increase the maximum number of shares for which Awards may be granted under the 1994 Plan (except as a result of changes in capitalization of Information Architects), (2) materially modify the requirement for eligibility for participants, (3) materially increase the benefits accruing to recipients of Awards, (4) extend the duration beyond the date approved by the Stockholders. Except in limited circumstances, the Board may not make any change which would have a material adverse effect upon any option previously granted, unless the consent of the employee is obtained. No person may be divested of ownership of shares already issued under the 1994 Plan.

PROPOSAL FOUR

APPROVAL OF AN AMENDMENT TO THE PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED UNDER SUCH PLAN

The Board of Directors believes the adoption of the proposed amendment is in the best interests of Information Architects and its stockholders and recommends that you vote FOR this proposal.

Information Architects' Board of Directors has adopted a resolution approving and recommending to Information Architects' stockholders for their approval, a proposal to amend the Purchase Plan to increase the total number of shares of common stock reserved for issuance under the Purchase Plan. If the proposed amendment is approved by the stockholders, the total number of shares reserved for issuance under the Purchase Plan will be increased from 200,000 to 1,000,000 (without giving effect to the reverse stock split). If the reverse stock split is approved and effected, the number of shares reserved for issuance will increase from 40,000 to 200,000, after giving effect to the reverse stock split. As of November 9, 2001, only 23,396 shares are available for issuance under the Purchase Plan (or 4,679 shares after giving effect to the reverse split).

In 1998, the Information Architects' stockholders ratified the Purchase Plan, which was adopted to provide officers and employees with an opportunity to become stockholders in Information Architects and to share in its potential growth and profitability. In 2000, the stockholders of Information Architects approved an amendment to the Purchase Plan to include officers and employees of Information Architects' subsidiaries in the Purchase Plan. Stockholders are now being requested to approve an increase in the number of shares available under the Purchase Plan to 1,000,000 shares (or 200,000 shares after giving effect to the reverse stock split).

SUMMARY OF THE PURCHASE PLAN

The Purchase Plan became effective as of August 4, 1997 and terminates on June 30, 2007, unless extended by the Board of Directors, who administer the Purchase Plan, or terminated sooner by the sale of all shares reserved under the Purchase Plan. Under the Purchase Plan, 200,000 shares of Information Architects' common stock have been reserved for issuance.

The Purchase Plan provides for two six-month periods ("Offering Periods") during any year. Eligible employees will be permitted to accumulate payroll deductions in a Purchase Plan account for the purchase of common stock. Only those employees who are employed by Information Architects more than twenty (20) hours per week and more than five (5) months per calendar year are eligible. However, an employee of Information Architects or a lineal descendent of an employee is not eligible to participate in the Purchase Plan if such employee owns stock aggregating 5% or more of the total combined voting power or value of all classes of stock of IA. Eligible employees may only purchase shares under the Purchase Plan if they are eligible employees on both the first and last business day of an offering period. Participants will not have any of the rights of a shareholder with respect to shares purchased under the Purchase Plan until the purchase price for such shares has been paid and either the participant's account has been credited with such shares or certificates for such shares have been issued to the participant.

Eligible employees may elect to allocate from one percent (1%) to ten percent (10%) of their salary per pay period towards the purchase of common stock at the end of each Offering Period. The amount contributed to the Purchase Plan by each employee will be used to purchase the common stock at a price equal to 85% of the lower of the fair market value of the common stock on the first day or last day of the Offering Period. Fair market value shall be the closing or the last sales price on the market where Information Architects' common stock then trades. The aggregate fair market value of shares that may be purchased by any employee during any calendar year may not exceed $25,000. A Participant in the Purchase Plan may not sell, pledge, create a lien or otherwise assign or transfer rights to purchase shares under the Purchase Plan, his account under the Purchase Plan, or any cash or shares credited to such account.

The Purchase Plan's agent is UBS PaineWebber of North Carolina (the "Agent"). The Agent is authorized to purchase shares (a) in the market where Information Architects' common stock is then traded, (b) in negotiated transactions or (c) as original issue shares from Information Architects. In all events, Information Architects is required to contribute the fifteen percent (15%) discount.

The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). As such, an employee who participates in the Purchase Plan (a "Participant") will not be taxed on the purchase of common stock under the Purchase Plan, provided the Participant does not dispose of the stock within two years of the first day of the Offering Period involved (the date of grant) and within one year from the date of purchase. If the Participant disposes of the stock purchased under the Purchase Plan prior to meeting the foregoing holding periods, the Participant will recognize (i) income equal to the difference between the fair market value of the stock at the time of purchase and the purchase price and (ii) a capital gain or loss equal to the difference between the sales price of the stock and fair market value of the stock at the time of purchase. Any taxes required by law to be withheld shall be deducted. Information Architects generally will not be entitled to any deduction in connection with the purchase or sale of stock pursuant to the Purchase Plan by a Participant.

The Directors administering the Purchase Plan are ineligible to participate. Officers of Information Architects may participate. Officers, however, are subject to Section 16(b) of the Securities Act of 1933 (the "Act") and in order to avail themselves of the exemption provided by Section 16(b) of the Act, any shares acquired under the Purchase Plan must be held for a minimum of six months from the date of purchase to the date of disposition of the shares. Resales of shares of common stock acquired by "affiliates" of Information Architects, as defined in Rule 405 under the Act, will be subject to the volume and reporting requirements of Rule 144 under the Act, unless Information Architects registers their shares under the Act for resale pursuant to a separate prospectus.

The Purchase Plan may be amended by the Board as it may deem advisable. However, the Board is not authorized, without Stockholder approval, to amend the Purchase Plan to increase the maximum number of shares available for sale under the Purchase Plan or to modify the Purchase Plan so as to cause it to fail to comply with Section 423 of the Code.

STOCK OWNERSHIP INFORMATION

The following table contains information regarding beneficial ownership of Information Architects' common stock on November 9, 2001 by each current director, certain current and former executive officers and the holders of more than five percent of Information Architects' outstanding common stock known to Information Architects. Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days of November 9, 2001 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The information in the following table does not give effect to the proposed reverse stock split.

                                       Shares
                                       Acquirable      Total
Beneficial              Shares         Within 60       Beneficial      Percent
Owner                   Owned          Days            Ownership       Ownership
----------             ---------  +   ----------  =   ----------      ---------

Robert F Gruder         5,652,675          -           5,652,675       17.4%
Thomas J Dudchik          223,766          -             223,766         *
Richard J Blumberg         15,000          -              15,000         *
James H McLaughlin         15,000          -              15,000         *
Larry Green                  -             -                -            -
Leon Shklar               103,275          -             103,275         *
J Wayne Thomas            104,225       25,000           129,225         *
Steven S Smith             14,275          -              14,275         *

Totals                                                 6,153,216       19.0%

* Less than 1%

ADDITIONAL INFORMATION

Information Architects will bear all costs of the solicitation of proxies on behalf of the Board of Directors. In addition to solicitation by mail, Information Architects' directors, officers and employees, without additional pay, may solicit proxies by telephone or personal meetings. Information Architects reserves the right to retain outside agencies for the purpose of soliciting proxies. Information Architects will request brokers, custodians and fiduciaries to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, Information Architects will reimburse them for their out-of-pocket expenses in this regard.

A representative from Holtz, Rubenstein & Co., LLP is not expected to be present. However, a representative is expected to be available by phone and have the opportunity to make a statement and respond to appropriate questions.

Stockholder Proposals for 2002 Annual Meeting

Any proposal that a stockholder wishes to be considered for inclusion in Information Architects' proxy statement and proxy card for the 2002 Annual Meeting of Stockholders must be received by Information Architects' Secretary at Information Architects' principal offices not later than January 31, 2002. Any other stockholder proposal submitted after October 31, 2001 will be considered untimely.

Annual Report to Stockholders and Incorporation by Reference

Information Architects' Annual Report on Form 10-K for the year ended December 31, 2000, as filed with the Securities and Exchange Commission, is being delivered with this Proxy Statement to Information Architects' Stockholders and is incorporated by reference into this Proxy Statement.

By the order of the
Board of Directors,

SIGNATURE

Robert F. Gruder
Chief Executive Officer
and Chairman of the Board

PROXY                  INFORMATION ARCHITECTS CORPORATION

                Proxy solicited by the Board of Directors for the
                 Special Meeting to be held on December 19, 2001

         The undersigned, revoking all prior proxies, hereby appoints Robert F. Gruder and Thomas J. Dudchik, each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated below, all shares of the $0.001 par value Common Stock and of the Series A Preferred Stock of the undersigned in Information Architects Corporation at the Special Meeting of Stockholders of the Company to be held on December 19, 2001 at Information Architects Corporation's offices located at 4064 Colony Road, Charlotte, North Carolina at 3:30 p.m., local time, and at any adjournments thereof.

         Attendance of the undersigned at the Special Meeting will not be deemed to revoke this proxy unless the undersigned delivers a written revocation or subsequently dated proxy to the Secretary of Information Architects or by voting in person at the meeting. The last vote you submit chronologically will supersede your prior vote(s). If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be at the meeting.

1.       Proposal to effect a one-for-five reverse stock split.
         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

2. Proposal to sell its securities in an amount equal to up to 40% of the outstanding common stock of Information Architects Corporation or 40% of the voting power, to investors from time to time or in any single transaction, as determined by the Board of Directors.
         [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

3. Proposal to increase the number of shares of common stock that may be issued under the Alydaar Software Corporation Omnibus Stock Plan from 800,000 to 4,000,000 shares after giving effect to the proposed reverse stock split (such amendment to the 1994 Plan to be contingent upon the approval by the stockholders, and implementation of the reverse split).
         [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

4. Proposal to increase the number of shares of common stock available for purchase under Information Architects' 1997 Employee Stock Purchase Plan from 200,000 to 1,000,000 shares (or from 40,000 to 200,000 shares after giving effect to the proposed reverse stock split).
         [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 AND IF SHARES ARE VOTED TO ABSTAIN ON A PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THAT PROPOSAL.

[ ] Please indicate by check mark if you plan to attend in person the Information Architects Corporation Special Meeting at Information Architects Corporation's Headquarters, 4064 Colony Road, Charlotte, North Carolina 28211 at 3:30 p.m. on December 19, 2001.

The undersigned acknowledges receipt of the Notice of said Special Meeting and of the Proxy Statement attached thereto.
Signed: _____________________________

Dated: ______________________________, 2001

PLEASE SIGN EXACTLY AS NAME APPEARS. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., GIVE FULL TITLE AS SUCH.
Please mark, sign, date and return the proxy card using the enclosed envelope.

                                                                      APPENDIX A
                              AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION

                                       OF

                       INFORMATION ARCHITECTS CORPORATION

Pursuant to Section 55-02-01 and 55-02-02 of the General Statutes of North Carolina, the undersigned corporation hereby submits these Restated Articles of Incorporation for the purposes of integrating into one document its original articles of incorporation and all amendments thereto and also for the purpose of amending its articles of incorporation:

1. The name of the corporation is Information Architects Corporation.

2. Effective as of 5:00 p.m., eastern time, on the filing date of these Amended and Restated Articles of Incorporation (the "Effective Time"), a one-for-five reverse stock split of the Corporation's common stock shall become effective, pursuant to which each five shares of common stock outstanding and held of record by each stockholder of the Corporation immediately prior to the Effective Time shall be reclassified and combined into one share of common stock automatically and without action by the holder thereof upon the Effective Time and shall represent one share of common stock from and after the Effective Time. No fractional shares of common stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of the common stock as determined by the Board of Directors of the Corporation.

The number of shares the corporation is authorized to issue is fifty one million (51,000,000), divided into classes and series as follows:


Number of Par Value
Class Class Shares Per Share
Common Stock N/A 50,000,000 $.001
Preferred N/A 1,000,000 $.001

The preferences, limitations, and relative rights of each class and series of shares are as follows:

The Board of Directors of the Corporation, by resolution, shall establish the rights, privileges, vote, liquidation preference, series, convertibility, dividend (whether cumulative or non-cumulative), and redemption provisions of the Preferred Stock.

3. The address of the current registered office of the corporation in the State of North Carolina is 4064 Colony Road, Charlotte, NC 28211, Mecklenburg County, North Carolina; and the name of its current registered agent at such address is
J. Wayne Thomas.

4. The name and address of the incorporator are:

Name Address
R. Michael Childs 100 North Tryon Street
Floor 47
Charlotte, NC 28202-4003

5. To the fullest extent permitted by the North Carolina Business Corporation Act as it exists or may hereafter be amended, no person who is serving or who has served as an officer or director of the corporation shall be personally liable to the corporation or any of its shareholders for monetary damages for breach of duty as an officer or director. No amendment or repeal of this article, nor the adoption of any provision to these Articles of Incorporation inconsistent with this article, shall eliminate or reduce the protection granted herein with respect to any matter that occurred prior to such amendment.

6. These restated articles will become effective upon filing.

Information Architects Corporation



By:________________________________
J. Wayne Thomas
Chief Financial Officer and Secretary

                                                                      APPENDIX B
                          ALYDAAR SOFTWARE CORPORATION

                               OMNIBUS STOCK PLAN

                          ALYDAAR SOFTWARE CORPORATION
                               OMNIBUS STOCK PLAN

                               Table of Contents


Section Page


ARTICLE I -             Name, Purpose and Definitions                   1

1.1     Name                                                            1
1.2     Purpose                                                         1
1.3     Definitions                                                     1

ARTICLE II -            Eligibility                                     5

ARTICLE III -           Awards                                          6

3.1     General                                                         6
3.2     Stock Options                                                   6
3.3     Stock Appreciation Rights                                       6
3.4     Restricted Stock                                                7
3.5     Performance Awards                                              7
3.6     Other Awards                                                    8

ARTICLE IV -            Award Agreements                                8

4.1     General                                                         8
4.2     Required Terms                                                  8
4.3     Optional Terms                                                  9

ARTICLE V -             Shares of Stock Subject to the Plan             10

5.1     General                                                         10
5.2     Additional Shares                                               10
5.3     Computation Rules                                               10
5.4     Shares to be Used                                               11

ARTICLE VI -            Administration                                  11

6.1     General                                                         11
6.2     Duties                                                          11
6.3     Powers                                                          11
6.4     Intent to Avoid Insider Trading                                 11

ARTICLE VII-            Adjustments Upon Changes in Capitalization      12

ARTICLE VIII-           Changes of Control                              12

8.1     General                                                         12
8.2     Definition of Change of Control                                 12

ARTICLE IX -            Amendment and Termination                       13

9.1     Amendment of Plan                                               13
9.2     Termination of Plan                                             14
9.3     Effective Date and Procedure for Amendment or Termination       14

ARTICLE X -             Miscellaneous                                   14

10.1    Rights of Employees                                             14
10.2    Compliance with Law                                             14
10.3    Unfunded Status                                                 14
10.4    Limits On Liability                                             15
10.5    Section References                                              15

ARTICLE XI -            Effective Date of Plan                          15

                                   ARTICLE I
                         NAME, PURPOSE, AND DEFINITIONS

Section 1.1 Name. The Plan shall be known as the "Alydaar Software Corporation Omnibus Stock Plan" (the "Plan").

Section 1.2 Purpose. The purpose of the Plan is to benefit the Company, Subsidiaries, and their shareholders by encouraging and enabling Key Employees of the Company or Subsidiaries to acquire a financial interest in the Company. The Plan is intended to aid the Company and Subsidiaries in attracting and retaining officers and key employees, to stimulate the efforts of those individuals, and to strengthen their desire to remain in the office or in the employ of the Company and Subsidiaries.

Section 1.3 Definitions. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

(a) "Award" or "Awards" means an award granted pursuant to Article III.

(b) "Award Agreement" means an agreement described in Article IV hereof entered into between the Company and a Participant, setting forth the terms, conditions, and limitations applicable to the Award granted to the Participant.

(c) "Beneficiary," with respect to a Participant, means (i) one or more persons as the Participant may designate as primary or contingent beneficiary in a writing delivered to the Company or Committee or, (ii), if there is no such valid designation in effect at the Participant's death, the Participant's spouse or, (iii) if the Participant is not married at the date of the Participant's death, the Participant's estate. This is definition shall not, however, supersede or adversely affect, nor shall it be subject to, any definition or designation of beneficiary which may be included in any Award.

(d) "Board" means the Board of Directors of the Company as it may be comprised from time to time.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute, and applicable regulations.

(f) "Committee" means the committee appointed by the Board from among its members and shall be comprised of not less than two (2) persons. Unless and until otherwise appointed, the Committee shall be the Compensation Committee of the Board or any successor committee with substantially the same responsibilities if the members of that committee satisfy the requirements of the following sentence. A member of the Committee must not be an Employee and must not have received an Award during the one year period prior to service on the Committee.

(g) "Company" means Alydaar Software Corporation, a North Carolina corporation, and any successor corporation.

(h) "Director" means any individual who is a member of the Company's Board.

(i) "Disability" shall mean the inability, in the opinion of the Company's group health insurance carrier (or claims processor, if applicable), of a Participant, because of injury or sickness, to work at a reasonable occupation which is available with the Participant's employer (the Company or a Subsidiary) or at any gainful occupation for which the Participant is or may become fitted.

(j) "Employee" means any individual who is a salaried employee of the Company or any Subsidiary, whether or not he is a Director.

(k) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

(l) "Fair Market Value" means, with respect to shares of the Common Stock, (i) if the Common Stock is traded on the NASDAQ National Market or listed on a national securities exchange, the mean between the high and low prices per share reported by the NASDAQ National Market or a national securities exchange, as the case may be, on the relevant date, or, in the absence of trading on such date, on the next preceding day on which trading occurs; or (ii) if the Common Stock is not traded on the NASDAQ National Market or listed on a national securities exchange, the mean between the bid and asked prices per share last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the relevant date, or, in the absence of any bid and asked prices on that date, on the next preceding day for which there are such quotations; or
(iii) if the Common Stock is not traded on the NASDAQ National Market or listed on a national securities exchange, and if quotations for the Common Stock are not reported by the National Association of Securities Dealers, Inc., the fair market value as determined by the Committee on the basis of available prices for the Common Stock or in such manner as the Committee shall agree.

(m) "Insider" means any person who is subject to Section 16 of the Exchange Act.

(n) "Participant" means an Employee designated by the Committee to be eligible for an Award pursuant to this Plan.

(o) "Restricted Stock" means shares of Stock which have certain restrictions attached to the ownership thereof, which may be issued under Section 3.4.

(p) "Retirement" means termination of employment with the Company or a Subsidiary for any reason other than death or Disability on or after age 65.

(q) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission as now in force or as such regulation or successor regulation shall be hereafter amended.

(r) "Section 16" means Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder as they may be amended from time to time.

(s) "Stock" means shares of the common stock of the Company.

(t) "Stock Appreciation Right" means a right, the value of which is determined relative to the appreciation in value of shares of Stock, which may be issued under Section 3.3.

(u) "Stock Option" means a right to purchase shares of Stock granted pursuant to
Section 3.2 and includes Incentive Stock Options and Non-Qualified Stock Options a defined in Section 3.2(a).

(v) "Subsidiary" means any corporation (other than the Company), in an unbroken chain of corporations beginning with the Company in which each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

                                   ARTICLE II
                                  ELIGIBILITY

Awards may be granted to any Employee who is (or class of Employees who are) designated as Participants from time to time by the Committee; provided, however, that no member of the Committee shall be eligible to participate. The Committee shall determine which Employees shall be Participants, the types of Awards to be made to Participants, and the terms, conditions, and limitations applicable to the Awards.

                                  ARTICLE III
                                     AWARDS

Section 3.1 General. Awards may include, but are not limited to, those described in this Article III, including its sections. The Committee may grant Awards singly, in tandem, or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Plan, Awards also may be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other employee plan of the Company.

Section 3.2 Stock Options. A Stock Option is a right to purchase a specified number of shares of Stock at a specified price during such specified time as the Committee shall determine, subject to the following:

(a) An option granted may be either of a type that complies with the requirements of incentive stock options as defined in Section 422 of the Code ("Incentive Stock Option") or of a type that does not comply with such requirements ("Non-Qualified Options").

(b) The exercise price per share of any Incentive Stock Option shall be no less than the Fair Market Value per share of the Stock subject to the option on the date such a Stock Option is granted. The exercise price per share of any Non-Qualified Option, however, may be less than the Fair Market Value per share of Stock subject to the option on the date such a Stock Option is granted.

(c) A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased.

(d) The exercise price of the Stock subject to the Stock Option may be paid in cash or, at the discretion of the Committee, may also be paid by the tender of shares of Stock already owned by the Participant, or through a combination of cash and shares of Stock, or through such other means that the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Stock will be issued or accepted.

Section 3.3 Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon surrender of the right, but without payment, an amount payable in cash and/or shares of Stock under such terms and conditions as the Committee shall determine, subject to the following:

(a) A Stock Appreciation Right may be granted in tandem with part or all of, in addition to, or completely independent of a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option.

(b) The amount payable in cash and/or shares of Stock will respect to each right shall be equal in value to a percent of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the exercise price of the Stock Appreciation Right. The applicable percent shall be established by the Committee. The amount payable in shares of Stock, if any, is determined with reference to the Fair Market Value on the date of exercise.

(c) Stock Appreciation Rights issued in tandem the with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon the exercise of the Stock Appreciation Right, the Participant shall surrender to the Company the underlying Stock Option. Stock Appreciation Rights issued in tandem with Stock Options shall automatically terminate upon the exercise of such Stock Options.

Section 3.4 Restricted Stock. Restricted Stock is shares of Stock that are issued to a Participant and are subject to such terms, conditions, and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer, or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. The Participant shall have, with respect to awards of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock.

Section 3.5 Performance Awards. Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingents upon the performance of all or a portion of the Company and/or Subsidiaries or which are contingent upon the individual performance of the Participant. Performance Awards may be in the form of performance units, performance shares, and such other forms of performance Awards which the Committee shall determine. The Committee shall determine the performance measurements and criteria for such performance Awards.

Section 3.6 Other Awards. The Committee may from time to time grant other Stock and Stock-based Awards under the Plan, including without limitation, those Awards pursuant to which shares of Stock are or may in the future be acquired, Awards denominated in Stock units, securities convertible into shares of Stock, and dividend equivalents. The Committee shall determine the terms and conditions of such other Stock and Stock-based Awards provided that such Awards shall not be inconsistent with the terms and purpose of this Plan.

                                   ARTICLE IV
                                AWARD AGREEMENTS

Section 4.1 General. Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of shares of Stock or other security, Stock Appreciation Rights, or units subject to the Award and such other terms and conditions applicable to the Award as are determined by the Committee.

Section 4.2 Required Terms. In any event, Award Agreements shall include, at a minimum, explicitly or by reference, the following terms:

(a) Non-assignability. A provision that the Awards under the Plan shall not be assigned, pledged, or otherwise transferred except by will or by the laws of descent and distribution and that, during the lifetime of a Participant, the Award shall be exercised only by such Participant or by the Participant's guardian or legal representative.

(b) Termination of Employment. A provision describing the treatment of an Award in the event of the Retirement, Disability, death, or other termination of a Participant's employment with the Company, including but not limited to terms relating to the vesting, time for exercise, forfeiture, or cancellation of an Award in such circumstances.

(c) Rights of Shareholder. A provision that a Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Section 8 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case, grants of dividend equivalents or similar rights shall not be considered to be a grant of any other shareholder right.

(d) Withholding. A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award. In the case of an Award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of Awards paid in shares of Stock or other securities of the Company, a Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Stock or other securities may be deducted from the payment to satisfy the obligation in full or in part as long as such withholding of shares does not violate any applicable laws, rules or regulations of federal, state, or local authorities. The number of shares to be deducted shall be determined by reference to the Fair Market Value of such shares of Stock on the applicable date.

(e) Holding Period. In the case of an Award to an Insider:

(i) of an equity security, a provision stating (or the effect of which is to require) that such security must be held for at least six months (or such longer period as the Committee in its discretion specifies) from the date of acquisition; or

(ii) of a derivative security with a fixed exercise price within the meaning of
Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; or

(iii) of a derivative security without a fixed exercise price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six month (or such longer period as the Committee in its discretion specifies) must elapse from the date upon which such price is fixed to the date of disposition of the derivative security (other than by exercise or conversion) or its underlying equity security.

Section 4.3 Optional Terms. Award Agreements may include the following terms:

(a) Replacement, Substitution, and Reloading. Any provisions

(i) permitting the surrender of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, under similar or different terms (including the grant of reload options), or,

(ii) requiring holders of Awards to surrender outstanding
Awards as a condition precedent to the grant of new
Awards under the Plan.

(b) Other Terms. Such other terms as are necessary and appropriate to effect an Award to the Participant including but not limited to the term of the Award, vesting provisions, deferrals, any requirements for continued employment with the Company or a Subsidiary, any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, the effect on the Award of a Change of Control as defined in
Article VIII, or the price, amount, or value of Awards.

                                   ARTICLE V
                                SHARES OF STOCK
                              SUBJECT TO THE PLAN

Section 5.1 General. Subject to the adjustment provisions of Article VII hereof, the number of shares of Stock for which Awards may be granted under the Plan shall not exceed three hundred seventy-five thousand (375,000) shares.

Section 5.2 Additional Shares. Any unexercised or undistributed portion of the terminated, expired, exchanged, or forfeited Award or Awards settled in cash in lieu of shares of Stock shall be available for further Awards in addition to those available under Section 5.1 hereof.

Section 5.3 Computation Rules. For the purpose of computing the total number of shares of Stock granted under the Plan, the following rules shall apply to Awards payable in shares of Stock or other securities, where appropriate:

(a) except as provided in subsection (e) hereof, each Stock Option shall be deemed to be the equivalent of the maximum number of shares that may be issued upon exercise of the particular Stock Option;

(b) except as provided in subsection (e) hereof, each Stock-based Award payable in some other security shall be deemed to be equal to the number of shares to which it relates;

(c) except as provided in subsection (e) hereof, where the number of shares available under the Award is variable on the date it is granted, the number of shares shall be deemed to be the maximum number of shares that could be received under that particular Award;

(d) where one or more types of Awards (both of which are payable in shares of Stock or another security) are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, each joint Award shall be deemed to be the equivalent of the number of shares under the other; and

(e) each share awarded or deemed to be awarded under the preceding subsections shall be treated as shares of Stock, even if the Award is for a security other than Stock.

Additional rules for determining the number of shares of Stock granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

Section 5.4 Shares to be Used. The shares of Stock which may be issued pursuant to an Award under the Plan may be authorized but unissued Stock or Stock that may be acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Plan.

                                   ARTICLE VI
                                 ADMINISTRATION

Section 6.1 General. The Plan and all Awards pursuant thereto shall be administered by the Committee so as to permit the Plan to comply with Rule 16b-3. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

Section 6.2 Duties. The Committee shall have the duty to administer the Plan, and to determine periodically the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.

Section 6.3 Powers. The Committee shall have all powers necessary to enable it to carry out its duties under the Plan properly, including without limitation the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of shares of Stock or other security, Stock Appreciation Rights, or units granted, and the terms of any Award Agreements shall be determined by the Committee, and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern. In addition, the Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as those relate to Insiders including but not limited to decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards.

Section 6.4 Intent to Avoid Insider Trading. It is the intent of the Company that the Plan and Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 6.4, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Insiders.

                                  ARTICLE VII
                            ADJUSTMENTS UPON CHANGES
                               IN CAPITALIZATION

In the event of a reorganization, recapitalization, Stock split, Stock dividend, exchange of Stock, combination of Stock, merger, consolidation or any other change in corporate structure of the Company affecting the Stock, or in the event of a sale by the Company of all or a significant part of its assets, or any distribution to its shareholders other than a normal cash dividend, the Committee may make appropriate adjustment in the number, kind, price and value of shares of Stock authorized by this Plan and any adjustments to outstanding Awards as it determines appropriate so as to prevent dilution or enlargement of rights.

                                  ARTICLE VIII
                               CHANGES OF CONTROL

Section 8.1 General. In the event of a Change of Control of the Company, in addition to any action required or authorized by the terms of an Award Agreement, the Committee may, in its discretion, recommend that the Board of Directors take any of the following actions as a result of, or in anticipation of, any such event to assure fair and equitable treatment of the Plan
Participants:

(a) accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding Award made pursuant to the Plan;

(b) offer to purchase any outstanding Award made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change of Control; or

(c) make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interest of Plan Participants following such Change of Control.

Any such action approved by the Board of directors shall be conclusive and binding on the Company, a Subsidiary, and all Plan Participants.

Section 8.2 Definition of Change of Control. For the purposes of this Section, a "Change of Control" shall mean the earliest date on which either of the following events shall occur:

(a) An individual, entity, or group (other than Robert F. Gruder or Kevin B. Kimberlin or any of their affiliates) shall acquire after the date of this Plan is approved by the Board, otherwise than directly from the Company, beneficial ownership of 20% or more of the outstanding common stock or voting power of the Company, provided that no such individual, entity or group shall be deemed to beneficially own any securities held by:

(i) the Company or any of its subsidiaries; or

(ii) any employee benefit plan of the Company or any of its subsidiaries, or

(b) The persons who were directors of the Company on the date 30 days after the effective date of the Plan (Article XI), together with those who subsequently became directors of the Company and whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors who were directors on the date 30 days after the effective date of the Plan (Article XI), or directors whose nomination or election was approved as provided above (the "Continuing Directors"), shall cease to constitute a majority of the Board or of its successor by merger, consolidation or sale of assets.

However, a majority of the Continuing Directors may approve any event described in Section 8.2(a) and determine that, for purposes of this Plan, a Change of Control has not occurred.

                                   ARTICLE IX
                           AMENDMENT AND TERMINATION

Section 9.1 Amendment of Plan. The Company expressly reserves the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan and any or all award Agreements under the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate; provided, however, no amendment may be effective, without the approval of the shareholders of the Company, if approval of such amendment is required in order that transactions in Company securities under the Plan be exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934 and if such amendment

(a) increases the number of shares of Stock which may be issued under the Plan, except as provided for in Article VII;

(b) materially modifies the requirements as to eligibility for participation;

(c) materially increases the benefits accruing to Participants under the Plan;
or

(d) extends the duration beyond the date approved by the shareholders.

Section 9.2 Termination of Plan. The Company expressly reserves the right, at any time, to suspend or terminate the Plan and any or all Award Agreements under the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate, including, without limitation, suspension or termination as to any participating Subsidiary, Employee, or class of Employees.

Section 9.3 Effective Date and Procedure for Amendment or Termination. Any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law. Any amendment to the Plan or termination of the Plan shall be made by the Company by resolution of the Board and shall not require the approval or consent of any Subsidiary, Participant, or Beneficiary in order to be effective to the extent permitted by law.

                                   ARTICLE X
                                 MISCELLANEOUS

Section 10.1 Rights of Employees. Status as an eligible Employees shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally. Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or limit in any way the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person with or without cause.

Section 10.2 Compliance with Law. No certificate for Stock distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time or any successor statute, the Exchange Act and the requirements of the market systems or exchanges on which the Company's Stock may, at the time, be traded or listed.

Section 10.3 Unfunded Status. The Plan shall be unfunded. Neither the company nor the Board of Directors shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan.

Section 10.4 Limits on Liability. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement. Neither the Company nor any member of the board of directors or the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any actions taken or not taken, in good faith under the Plan and that do not constitute willful misconduct. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each member of the Board of Directors and the Committee from and against any and all liability, claims, demands, costs, and expenses (including the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for such actions or inactions which are not in good faint or which constitute willful misconduct.

Section 10.5 Section References. All references in this Plan to sections or articles shall refer to sections and articles of this Plan unless specifically noted otherwise.

                                   ARTICLE XI
                             EFFECTIVE DATE OF PLAN

This Plan shall become effective upon adoption of the Plan by the Board, provided, however, the effectiveness of this Plan is subject to its approval and ratification by the shareholders of the Company within one year from the date of adoption hereof the Company. The Committee shall have authority to grant Awards hereunder until one day before the ten year anniversary of the date of adoption of the Plan by the Board, subject to the ability of the Company to terminate the Plan as provided in Article IX.

                                    ADDENDUM
                                       TO
                          ALYDAAR SOFTWARE CORPORATION
                           OMNIBUS STOCK OPTION PLAN

THIS ADDENDUM is effective as of the 20th day of December, 1996 to the ALYDAAR SOFTWARE CORPORATION OMNIBUS STOCK OPTION PLAN ("Plan") pursuant to the minutes of the Special Meeting of the Board of Directors, dated December 20, 1996. The provisions of this Addendum are hereby made a part of the Plan. Should a conflict exist among the provisions of the Plan, the Exhibits thereto and this Addendum, the provision of this Addendum shall control. Any terms in capital letters not defined in this Addendum shall have the meaning set forth in the Plan.

1. Article V, Section 5.1 (General) is amended so that the number of Shares for which Awards may be granted under the Plan is increased to from three hundred seventy five thousand (375,000) to one million (1,000,000).



By:____________________________
Print Name:_V. Hollis Scott
Title:___Secretary, Alydaar Software Corporation

                                    ADDENDUM
                                       TO
                          ALYDAAR SOFTWARE CORPORATION
                           OMNIBUS STOCK OPTION PLAN

THIS ADDENDUM is effective as of the 15th day of May, 1997 to the ALYDAAR SOFTWARE CORPORATION OMNIBUS STOCK OPTION PLAN ("Plan") pursuant to the minutes of the Special Meeting of the Board of Directors, dated May 15, 1997. The provisions of this Addendum are hereby made a part of the Plan. Should a conflict exist among the provisions of the Plan, the Exhibits thereto and this Addendum, the provision of this Addendum shall control. Any terms in capital letters not defined in this Addendum shall have the meaning set forth in the Plan.

1. Article V, Section 5.1 (General) is amended so that the number of Shares for which Awards may be granted under the Plan is increased to from one million (1,000,000) to two million (2,000,000).



By:____________________________
Print Name:_V. Hollis Scott
Title:___Secretary, Alydaar Software Corporation

                                    ADDENDUM
                                       TO
                          ALYDAAR SOFTWARE CORPORATION
                           OMNIBUS STOCK OPTION PLAN

THIS ADDENDUM is effective as of the 20th day of October, 1997 to the ALYDAAR SOFTWARE CORPORATION OMNIBUS STOCK OPTION PLAN ("Plan") pursuant to the minutes of the Special Meeting of the Board of Directors, dated October 20, 1997. The provisions of this Addendum are hereby made a part of the Plan. Should a conflict exist among the provisions of the Plan, the Exhibits thereto and this Addendum, the provision of this Addendum shall control. Any terms in capital letters not defined in this Addendum shall have the meaning set forth in the Plan.

1. Article V, Section 5.1 (General) is amended so that the number of Shares for which Awards may be granted under the Plan is increased to from one million (1,000,000) to two million (2,000,000).



By:____________________________
Print Name:_V. Hollis Scott
Title:___Secretary, Alydaar Software Corporation

                                    ADDENDUM
                                       TO
                          ALYDAAR SOFTWARE CORPORATION
                           OMNIBUS STOCK OPTION PLAN

THIS ADDENDUM is effective as of the 22nd day of May, 1998 to the ALYDAAR SOFTWARE CORPORATION OMNIBUS STOCK PLAN ("Plan") pursuant to approval by the shareholders of Alydaar Software Corporation, as recorded in the minutes of the 1998 Alydaar Software Corporation Annual Shareholder Meeting, dated May 22, 1998. The provisions of this Addendum are hereby made a part of the Plan. Should a conflict exist among the provisions of the Plan, the Exhibits thereto and this Addendum, the provision of this Addendum shall control. Any terms in capital letters not defined in this Addendum shall have the meaning set forth in the Plan.

1. Article V, Section 5.1 (General) is amended so that the number of Shares for which Awards may be granted under the Plan is increased to from two million (2,000,000) to three million (3,000,000).



By:____________________________
Print Name: Robert F. Gruder
Title: Chief Executive Officer, Alydaar Software Corporation

                                    ADDENDUM
                                       TO
                          ALYDAAR SOFTWARE CORPORATION
                           OMNIBUS STOCK OPTION PLAN

THIS ADDENDUM is effective as of the 4th day of June, 1999 to the ALYDAAR SOFTWARE CORPORATION OMNIBUS STOCK PLAN ("Plan") pursuant to approval by the shareholders of Alydaar Software Corporation, as recorded in the minutes of the 1999 Alydaar Software Corporation Annual Shareholder Meeting, dated June 4, 1999. The provisions of this Addendum are hereby made a part of the Plan. Should a conflict exist among the provisions of the Plan, the Exhibits thereto and this Addendum, the provision of this Addendum shall control. Any terms in capital letters not defined in this Addendum shall have the meaning set forth in the Plan.

1. Article I, Section 1.3(g) (Definitions) is hereby deleted in its entirety and replaced with the following:

"(g) "Company" means Alydaar Software Corporation, a North Carolina corporation, any Subsidiary and any successor corporation."


By:____________________________
Print Name: J. Dain Dulaney, Jr.
Title: Secretary, Alydaar Software Corporation

                                    ADDENDUM
                                       TO
                          ALYDAAR SOFTWARE CORPORATION
                           OMNIBUS STOCK OPTION PLAN

THIS ADDENDUM is effective as of the 25th day of May, 2001 to the ALYDAAR SOFTWARE CORPORATION OMNIBUS STOCK OPTION PLAN ("Plan") pursuant to the approval by the shareholders of Information Architects Corporation, as recorded in the minutes of the 2001 Information Architects Corporation Annual Shareholder Meeting, dated May 25, 2001. The provisions of this Addendum are hereby made a part of the Plan. Should a conflict exist among the provisions of the Plan, the Exhibits thereto and this Addendum, the provision of this Addendum shall control. Any terms in capital letters not defined in this Addendum shall have the meaning set forth in the Plan.

1. Article V, Section 5.1 (General) is amended so that the number of Shares for which Awards may be granted under the Plan is increased to from three million (3,000,000) to four million (4,000,000).



By:____________________________
Print Name:_Robert F. Gruder
Title:Chief Executive Officer

                                                                      APPENDIX C
                          ALYDAAR SOFTWARE CORPORATION
                       1997 EMPLOYEE STOCK PURCHASE PLAN
                                 PLAN DOCUMENT

1.0 Purpose of Plan

The purpose of the Alydaar Software Corporation 1997 Employee Stock Purchase Plan (hereinafter "ESPP" or "Plan") is to provide employees of Alydaar Software Corporation (the "Company") with an opportunity to participate in the accumulation and potential appreciation of the Common Stock, par value .001 per share ("Common Stock"), of the Company. The Company intends for the ESPP to comply with the provisions of Section 423 of the Code, as in effect on July 1, 1997.

2.0 Definitions

2.1 Board: The Board of Directors of the Company. Members of the Board shall not be eligible to participate in the Plan.

2.2 Code: Internal Revenue Code of 1986, as amended.

2.3 Compensation: W-2 compensation plus salary reductions from the Company's 401(k) or any plan under Section 125 of the Code, less any income related to relocation, one time or annual performance bonuses and other stock plans.

2.4 Designated Enrollment Period: The period 30 days before the beginning of each Offering Period, except the initial Designated Enrollment Period shall commence on July 17, 1997 and end on August 4, 1997.

2.5 Eligible Employees: All active employees, who are customarily employed by the Company for more than 20 hours per week and more than five months per calendar year and who have reached the age required to enter into enforceable contracts in the employees state of residence. An employee of the Company or lineal descendants of the employee is not an "Eligible Employee" if such employee owns stock aggregating five (5) percent or more of the total combined voting power or value of all classes of stock of the Company.

2.6 Participant: An Eligible Employee who enrolls in the Plan pursuant to
Section 5.2.1.

3.0 Effective Date

The ESPP shall become effective on August 4, 1997, provided that (a) the Plan must be approved by the Company's shareholders within twelve months of the date of its adoption by the Company; (b) the Plan must be approved by the Board; and
(c) there must be a successful filing of a registration statement with the Securities and Exchange Commission pertaining to the Common Stock to be issued under the Plan. Rights of Eligible Employees are conditional such events occurring.

4.0 Administration

4.1 The ESPP shall be administered by the Board. Members of the Board receive no additional compensation for administering the ESPP.

4.2 Subject to the provisions of the ESPP and relevant law, the Board shall have complete authority in its sole discretion: (i) to specify the purchase price, subject to Section 6 hereof, of shares to be purchased under the ESPP; (ii) to interpret the ESPP; (iii) to prescribe, amend and rescind rules and regulations relating to the ESPP; (iv) to amend the ESPP to conform with relevant law; and
(v) to make all other determinations and to do all other acts deemed necessary or advisable for the administration of the ESPP. The Board determination on the foregoing matters shall be conclusive. No member of the Board shall be liable for any action or determination concerning the ESPP made in good faith.

5.0 Eligibility and Participation in the Plan

5.1 Offering Dates

Each Offering Period is a six-month period, commencing on either July 1 or January 1 (the "Offering Periods" or "Offering Period"), except the initial Offering Period will commence on August 4, 1997 and will end on December 31, 1997. The Board shall have the power to change the duration and effective dates of the Offering Periods.

5.2 Participation in the Plan

5.2.1 Enrollment

An Eligible Employee may elect to participate in the ESPP by completing and submitting a subscription agreement approved by the Company during the applicable Designated Enrollment Period. Once enrolled, and providing that the Participant remains eligible for the ESPP as an Eligible Employee, the Participant's participation and payroll deduction rate will continue through ensuing Offering Periods unless the Participant cancels or changes such participation via the designated change form.

An Eligible Employee may only enroll within the Designated Enrollment Period. An employee who becomes eligible after a Designated Enrollment Period is closed may enroll only during a subsequent Designated Enrollment Period.

5.2.2 Cancellation

A Participant may cancel his/her participation in the ESPP at any time by providing such notice of cancellation in writing to the Company. If a Participant cancels his/her participation on or before June 15 and December 15, as applicable, of each Offering Period by submitting the designated form to the Company's Human Resources Department, payroll deductions withheld during that Offering Period will be refunded to the Participant as soon as practicable. If a Participant cancels his/her participation after June 15 and December 15, as applicable, of each Offering Period, payroll deferral during the Offering Period will be used to purchase Common Stock pursuant to Section 6.2, 6.3 and 6.4 of the Plan and the Participant's account may be closed. No interest will be paid on any amount refunded.

Upon such cancellation, the Participant has the option, at the Participant's request, to either (a) have the Participant's account closed, certificates for all whole shares of Common Stock in the Participant's account issued to the Participant and receive cash from any fractional shares and any uninvested payroll deductions in the account except as provided above or (b) leave the account open as it then exists in the Participant's name until such time as the Participant elects (a) above.

Upon the request of a Participant in his/her written notice of cancellation, all (but not less than all) of the whole shares in the Participant's account will be sold as soon as practicable at market price. The net proceeds of the sale (the total sales price of all shares of Common Stock sold less the costs of sale) will be distributed to the Participant. If the Participant does not request that shares of stock in his/her account be sold, certificates for such whole shares will be distributed to the Participant as set forth in the previous paragraph. Fractional shares shall be paid to the Participant in cash.

To reinstate his/her participation, the Eligible Employee must re-enroll during any subsequent Designated Enrollment Period. However, if the Eligible Employee is an officer subject to Section 16(b) of the Securities and Exchange Act of 1934 ("Securities Act"), of the Company, the officer may not re-enroll during the next enrollment period but must wait at least six months from the date of cancellation, and thereafter may re-enroll during any subsequent Designated Enrollment Period. Notice of a Participant's death constitutes notice of withdrawal from the Plan. Settlement of the Participant's account will be made pursuant to Section 8.3.

5.2.3 Changes

Changes, other than cancellation as noted in Section 5.2.2 above, may be made only during the Designated Enrollment Periods. Such changes will be effective at the beginning of the Offering Period following such Designated Enrollment Period.

6.0 Number of Shares and Price

6.1 The number of shares of Common Stock available for purchase under the ESPP shall be two hundred thousand (200,000) shares, all of which will be available for purchase during the initial Offering Period. Shares available for purchase during the initial Offering Period but not purchased by Participants will be carried over to each subsequent Offering Period. The number of shares covered by the ESPP is subject to adjustment in the event of stock split or other transaction described in Section 9.1.

6.2 The purchase price at which shares will be sold to Participants during each Offering Period is 85% of the lower of the fair market value at (1) the beginning date of such Offering Period or (2) the ending date of such Offering Period. The fair market value of the Common Stock on a given date is the closing or last sale price on the Over the Counter Trading Market, the NASDAQ/National Market System or any other market system on which the stock is traded for that date ("Market(s)"). If the Offering Period begins or ends on a day when the Market does not trade, the fair market value shall be determined by using the closing or last sale price on the Markets for the last trading day immediately preceding the beginning or ending day of the Offering Period. Shares shall be purchased as soon as practicable after the end of each Offering Period.

6.3 Participants may elect to allocate from 1% to 10%, in whole percentages, of his/her compensation, through payroll deduction, to purchase shares through the Plan. Participants who are paid weekly must allocate a minimum of $5.00 per pay period. Participants who are paid monthly must allocate a minimum of $20.00 per pay period. All payroll deductions made for a Participant are credited to his/her ESPP account and are deposited into an interest bearing account and may be commingled with other Company funds. Interest earned on the account balance will be used to defray the expense of administering the Plan. If interest earned on the account balance exceeds the expenses incurred by the Plan, the excess interest shall accrue to the benefit of the Company to be used for general corporate purposes. The Company will pay expenses in excess of the amount generated by the interest on the account used to hold payroll deductions.

6.4 The number of shares purchased by each Participant at the end of each Offering Period will be determined by dividing the purchase price as defined in
Section 6.2 above into the amount of payroll deduction withheld for that Participant during the Offering Period, subject to ESPP limitations detailed elsewhere in this Plan.

6.5 If the number of shares elected to be purchased by Participants exceeds the aggregate number of shares available during the Offering Period, the Company will reduce pro rata the number of shares available to each Participant. Excess payroll deductions will be refunded at the end of the applicable Offering Period to such Participants.

6.6 After purchases have been made, or after the offering date, the Company will issue the applicable number of Common Stock shares and, as soon as practicable after the end of such Offering Period or offering date, credit the account of each Participant for the applicable number of shares and distribute to each Participant a statement showing the number of shares (whole and fractional) credited to the account of the Participant. A Participant will receive Common Stock certificates for whole shares owned by the Participant only upon written request to the Company. If the Participant chooses not to participate in the next Offering Period, the Participant's cancellation will be handled pursuant to
Section 5.2.2 of the Plan.

6.7 Notwithstanding any other provisions of this ESPP, the fair market value of\ shares that may be purchased by any Participant during any calendar year, pursuant to this ESPP or any other plan maintained by the Company that constitutes an employee stock purchase plan within the meaning of Section 423 of the Code, determined as of the first day of the Offering Period, shall in no event exceed $25,000. No Participant shall have the right to purchase shares under the ESPP to the extent such purchase would cause the Participant to own stock aggregating 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary as described in Section 424(d) of the Code.

6.8 A Participant may purchase shares under the ESPP only if such Participant is an Eligible Employee on both the first day and the last business day of such Offering Period. No Participant shall have any of the rights of a shareholder with respect to shares purchased under the ESPP until the purchase price for such shares has been paid and either the Participant's account has been credited with such shares or certificates for such shares have been issued to the Participant.

6.9 If applicable, with respect to shares purchased under the ESPP by officers subject to Section 16(b) of the Securities Act, such persons acknowledge that to avail themselves of the exemption from Section 16(b), such shares must be held for a minimum period of six months from the date of purchase to the date of disposition of the shares.

7.0 No Contract of Employment

Participation in the ESPP shall neither constitute a contract of employment nor convey to any employee any right to continue in the employment of the Company or to continue to be involved in any business in which the Company may engage.

8.0 Employment Termination, Death, Disability, Retirement and Leaves of Absence

8.1 If a Participant terminates employment for any reason, including death, disability or retirement, or no longer meets the eligibility requirements set forth herein for any reason other than a leave of absence as detailed in
Section 8.2 below, his/her account balance representing partial shares shall be paid in cash in accordance with the cancellation provisions in Section 5.2.2 above and a certificate shall be issued for whole shares.

8.2 If a Participant is on an unpaid leave of absence for up to a maximum of twelve weeks during an Offering Period, provided that she/he is an Eligible Employee (not terminated) on the beginning and ending dates of such Offering Period, she/he may remain in the ESPP for that period. If the leave exceeds twelve weeks, or if the employee is not on active status (terminated) at the beginning and ending dates of the Offering Period, participation will be automatically cancelled and the account balance paid in accordance with the cancellation provisions in Section 5.2.2 above.

8.3 A Participant may designate, in writing via the enrollment form, a beneficiary. In the event of a Participant's death, his/her designated beneficiary shall receive shares and cash for partial shares in full repayment of the amounts deposited in the Participant's account during Offering Periods before the current Offering Period and cash for the payroll deductions, if any, for the current Offering Period. In the case of a married Participant who resides in a community property state, no party other than the Participant's spouse may be named as primary beneficiary without the written consent of the spouse. In the absence of a designated beneficiary, the account balance of a married Participant will be paid to the Participant's spouse, and the account balance of an unmarried Participant will be paid to the Participant's estate.

8.4 The Board shall have the discretion to make decisions about rights of Participants and obligations of the ESPP in situations of death, disability, retirement, and leave of absence and all decisions of the Board shall be final and binding on all affected parties.

9.0 Capital Changes

9.1 If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, with or without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock consolidation, stock dividend, or similar event, then an appropriate and proportionate adjustment shall be made in the number and kind of shares or other securities which may be purchased under the ESPP.

9.2 Adjustments under Section 9.1 hereof shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive as to all affected parties. No fractional shares shall be issued under the Plan on account of any such adjustment but total ownership balance (whole and fractional shares) will be considered for such adjustments.

10.0 Recordkeeping

10.1 A recordkeeper or agent will be designated for the ESPP. All expenses of establishing and administering the ESPP, in excess of interest earned on the account to hold Participants' payroll deductions, will be paid by the Company without charge to Participants.

10.2 A statement will be sent to each Participant as soon as practicable after the end of each Offering Period. The statement will include payroll deduction totals, fair market values at the beginning and end of the Offering Period, purchase price, shares purchased (whole and fractional) and shares allocated.

11.0 Restrictions on Assignment of Plan Rights

Subject to the provisions hereof, a Participant may not sell, pledge, create a lien or otherwise assign or transfer in any way his/her right to purchase shares under the Plan, his/her account under the Plan, or any interest therein, or any cash or shares credited to such account.
A
Participant who desires to sell, pledge or otherwise assign or transfer shares in his/her account must request that certificates for such shares be issued in the Participant's name as provided herein.

12.0 Consent of Participants

Each Participant shall be bound by the terms and conditions of the ESPP as such terms and conditions may be amended from time to time.

13.0 Amendment or Termination of the Plan

The Board shall have the right to modify or terminate the ESPP in its sole discretion at any time, including the number of share reserved under the ESPP, as such number may be adjusted pursuant to Sections 6.1 and 9.0 hereof; reduce the price of shares to be purchased under the ESPP below the price determined in accordance with Section 6.0 thereof; or cause the Plan to fail to comply with
Section 423 of the Code. The ESPP shall terminate on June 30, 2007 unless it has been previously terminated by the Board.

14.0 Taxation

Any taxes required by law to be withheld on account of the ESPP shall be deducted and withheld accordingly. A Participant may become liable for taxes when she/he disposes of shares acquired through this ESPP. The Company shall not be responsible for any effect that the ESPP may have on a Participant's or Beneficiary's taxes.

15.0 Governing Law

The interpretation and performance of this ESPP shall be governed by the laws of the State of North Carolina.

16.0 Dividends

Dividends will be paid on all shares (whole and fractional) held in each Participant's account under the Plan on the record dates for such dividends. Dividend payments will be reinvested in additional shares of Common Stock on the dividend payable date at 85%, of the fair market value determined as the closing price or last sale price on the Market. If the dividend payable date falls on a day when the Market does not trade, the fair market value shall be determined by using the closing or last sale price on the last trading day immediately preceding the dividend payable date. Shares will be purchased as soon as practicable after the dividend payable date.

17.0 Restrictions on Resale

Shares of Common Stock for which certificates have been issued in the Participant's name as provided herein are freely transferable and will not be subject to specific transfer restrictions except as defined in Section 6.9 if applicable.

                                    ADDENDUM
                                       TO
                          ALYDAAR SOFTWARE CORPORATION
                        1997EMPLOYEE STOCK PURCHASE PLAN

THIS ADDENDUM is effective as of the 4th day of June, 1999 to the ALYDAAR SOFTWARE CORPORATION 1997 EMPLOYEE STOCK PURCHASE PLAN ("Plan") pursuant to approval by the shareholders of Alydaar Software Corporation, as recorded in the minutes of the 1999 Alydaar Software Corporation Annual Shareholder Meeting, dated June 4, 1999. The provisions of this Addendum are hereby made a part of the Plan. Should a conflict exist among the provisions of the Plan, the Exhibits thereto and this Addendum, the provision of this Addendum shall control. Any terms in capital letters not defined in this Addendum shall have the meaning set forth in the Plan.

1. In Section 1.0 (Purpose of Plan) delete "(the"Company")".

2. Section 2.0 (Definitions), subsection 2.7 and 2.8 are hereby added as follows:

"2.7 Company: Alydaar Software Corporation, a North Carolina corporation, any Subsidiary and any successor corporation.

2.8 Subsidiary: any corporation (other than Company), in an unbroken chain of corporations, beginning with Company, in which each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in that chain."



By:____________________________
Print Name: J. Dain Dulaney, Jr.
Title: Secretary, Alydaar Software Corporation
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